UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2009

Item 1. Report to Stockholders.

TYG LISTED NYSE

Yield

Growth

Quality

2009 2nd Quarter Report

May 31, 2009

Tortoise Energy Infrastructure Corp.[SM]

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality

We seek a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by Tortoise Energy that are typically primarily invested in MLP issuer direct placements.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Energy, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources.

Tortoise Energy invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A Tortoise Energy Investment Versus a Direct Investment in MLPs

Tortoise Energy provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation – accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Energy include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

Allocation of Portfolio Assets
May 31, 2009 (Unaudited)

June 30, 2009

Dear Fellow Stockholders,

Since the inception of TYG in February 2004, we have maintained that midstream MLPs should generate long-term returns of approximately 10 to 15 percent through a combination of yield, distribution growth and resulting capital appreciation. Over the past 10 years MLPs have achieved annual total returns of 14.2 percent.(1) However, during the 2008 stock market volatility, MLPs experienced exceptionally weak stock market returns, despite positive cash flow. While the MLP market has rebounded thus far in 2009, we believe MLPs remain undervalued compared to long-term spreads and cash flow multiples.

Master Limited Partnership Investment Overview and Outlook

For the quarter ended May 31, 2009, the MLP market, represented by the Wachovia MLP Index, reflected a total return of 21.2 percent compared to 6.1 percent for the prior quarter ended Feb. 28, 2009. The improved performance was driven primarily by resilient MLP business fundamentals, improved capital market access and a rebound from the 2008 sell off.

Our portfolio remains predominantly (approximately 82 percent) invested in long-haul interstate pipeline companies. These companies own interests or operate 150,000 miles of natural gas pipelines, 70,000 miles of petroleum pipelines and operate more than 400 refined product terminals. Without these essential assets, significant portions of our country would not have gasoline or diesel fuel to drive cars or trucks, jet fuel to fly planes or natural gas to heat homes or run electric generating facilities.

These essential assets have provided an attractive yield to investors and that yield has grown due to population growth, expansion projects and acquisitions. We believe those growth drivers should produce growth rates of 4 to 6 percent over the long-term, though growth will likely fall below these levels until the capital markets fully recover. Despite the potential for continued risk in the economy, we believe MLPs should prove more defensive and offer the security of steady distributions and attractive total return profiles versus other yield investments.

Performance Review

Our total return based on market value, including the reinvestment of distributions, was 25.2 percent for the quarter ended May 31, 2009, and 55.1 percent for the six months ended May 31, 2009.

We paid a distribution of $0.54 per common share ($2.16 annualized) to our stockholders on June 1, 2009, unchanged from the previous quarter. This represented an annualized yield of 8.5 percent based on the closing price of $25.28 on May 31, 2009. Based upon our current expectations, we believe our portfolio companies will continue to pay us distributions which will allow quarterly distributions to our stockholders of not less than $0.54 during fiscal year 2009.

On June 19, 2009, we entered into an amendment to our bank credit facility agreement that extends the facility through June 20, 2010. Terms of the amendment provide for an unsecured facility of $70 million. We currently have $18.9 million outstanding on our credit facility.

Additional information about our financial performance and use of leverage is available in the Management’s Discussion of this report.

Organizational Changes

On June 3, 2009, Tortoise Capital Advisors, L.L.C. (Tortoise) the adviser of Tortoise Energy Infrastructure Corp., announced that senior management of Tortoise entered into an agreement with Mariner Holdings, LLC (Mariner) to purchase all of the ownership interests in Tortoise owned by Kansas City Equity Partners (KCEP) and affiliates of KCEP and Fountain Capital Management. As part of the transaction, Mariner will purchase a majority stake in Tortoise, with the intention to provide growth capital and resources. With the provision of such growth capital and resources, Mariner will provide Tortoise with a complementary strategic partner in the asset management business.

The transaction is expected to close in the third calendar quarter of 2009 and is subject to the receipt of certain approvals, including the approval by TYG stockholders of a new investment advisory agreement with Tortoise, and the fulfillment of certain other conditions. A special meeting to vote on the matter has been scheduled for Sept. 11, 2009, and the proxy voting materials have been mailed. Our board has recommended that our stockholders approve the agreement and we encourage you to vote on this proposed agreement.

Conclusion

We maintain that our long-term thesis of yield, growth and quality remains fully intact. As of June 30, 2009, the Wachovia MLP Index yielded 9.3 percent. Combining that yield with a long-term growth rate of 4 to 6 percent implies long-term returns in the 10 to 15 percent range, and this comes from assets that are essential to providing basic energy products that the U.S. economy requires to successfully function.

We pride ourselves on having transparent and user-friendly investor information through our financial reports, our Web site and our Investor Relations services. As always, we welcome investor questions and comments and we thank you for your support of TYG.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(1) The Wachovia MLP Index.

2009 2nd Quarter Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2008			2009
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$18,502	$18,763	$17,210	$16,271	$16,498
Dividends paid in stock	2,837	2,962	2,833	2,860	2,767
Dividends from common stock	21	22	14	—	—
Short-term interest and dividend income	130	96	47	6	3
Total from investments	21,490	21,843	20,104	19,137	19,268
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,560	2,416	1,764	1,413	1,769
Other operating expenses	373	352	483	298	317
	2,933	2,768	2,247	1,711	2,086
Distributable cash flow before leverage costs and current taxes	18,557	19,075	17,857	17,426	17,182
Leverage costs(2)	8,059	6,407	4,968	3,962	4,019
Current income tax expense	190	224	224	20	22
Distributable Cash Flow(3)	$10,308	$12,444	$12,665	$13,444	$13,141
Distributions paid on common stock	$11,504	$12,478	$13,128	$12,659	$12,659
Distributions paid on common stock per share	0.5575	0.5600	0.5600	0.5400	0.5400
Payout percentage for period(4)	111.6%	100.3%	103.7%	94.2%	96.3%
Net realized gain (loss), net of income taxes	(609)	3,424	(13,412)	(7,777)	(451)
Total assets, end of period	1,212,938	1,151,531	692,183	719,479	840,247
Average total assets during period(5)	1,217,415	1,159,099	897,579	699,809	762,040
Leverage (long-term debt obligations, preferred stock and short-term borrowings)(6)	410,700	396,750	280,000	260,250	247,500
Leverage as a percent of total assets	33.9%	34.5%	40.5%	36.2%	29.5%
Unrealized appreciation (depreciation) net of income taxes, end of period	228,022	179,840	(24,824)	25,452	115,053
Net assets, end of period	626,341	613,913	407,031	433,698	510,535
Average net assets during period(7)	616,498	600,096	466,664	422,065	458,511
Net asset value per common share	30.35	27.55	17.36	18.50	21.78
Market value per share	32.60	30.52	17.11	20.65	25.28
Shares outstanding	20,634,877	22,282,025	23,442,791	23,442,791	23,442,791

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	7.02%	7.50%	9.01%	11.09%	10.03%
Operating expenses before leverage costs and current taxes	0.96%	0.95%	1.01%	0.99%	1.09%
Distributable cash flow before leverage costs and current taxes	6.06%	6.55%	8.00%	10.10%	8.94%
As a Percent of Average Net Assets
Distributable cash flow(3)	6.65%	8.25%	10.92%	12.92%	11.37%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, recurring agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)

“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions, premium on redemption of long-term debt obligations, non-recurring agent fees and amortization of debt issuance costs; and decreased by distributions to preferred stockholders, current taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements.

(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $7,500,000 as of May 31, 2009.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current and deferred income tax expense and leverage costs.

2	Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited)

Management’s Discussion

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp’s goal is to provide a growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ.

Company Update

Market values of our MLP investments increased during 2nd quarter 2009 from their levels at February 28, 2009, having a positive impact on our capital structure and increasing the existing cushion on our leverage coverage ratios. We have entered into an amendment to our bank credit facility that extends through June 20, 2010. Additional information on our leverage is disclosed below and in our Notes to Financial Statements.

While we expect the current year to be challenging for almost every industry, including the energy infrastructure sector, we continue to believe the flow of energy commodities remains critical to our economy and that the long-term prospect for MLPs is attractive.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs, as well as current taxes paid.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns. However, during the last year the economy has been retrenching which may lead some MLPs to slow distribution growth or possibly reduce distributions.

Total distributions received from our investments for the 2nd quarter 2009 was approximately $19.3 million, representing a 10 percent decrease as compared to 2nd quarter 2008 and a 1 percent increase as compared to 1st quarter 2009. These changes reflect the result of net portfolio sales over the last 12 months and net distribution increases from our MLP investments.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.09 percent of average total assets for the 2nd quarter 2009 as compared to 0.96 percent for the 2nd quarter 2008 and 0.99 percent for the 1st quarter 2009. Advisory fees for the 2nd quarter 2009 increased 25 percent from 1st quarter 2009 as a result of increased average managed assets from increasing MLP asset values and the expiration of the 0.10 percent expense reimbursement. If yields on our MLP investments continue to revert more to their historical norm, all else being equal, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses were relatively unchanged as compared to 1st quarter 2009.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the agent fees, which are the marketing and rating agency costs for the leverage; (3) the realized and unrealized gain or loss on interest rate swap settlements (if any); and (4) distributions to preferred stockholders.

Total leverage costs for DCF purposes were approximately $4.0 million for the 2nd quarter 2009 as compared to $8.1 million for the 2nd quarter 2008 and $4.0 million for the 1st quarter 2009, as detailed below.

	2Q 08	1Q 09	2Q 09
Interest expense	$4,163,676	$2,814,867	$2,845,920
Agent fees	139,449	53,629	54,789
Net realized and unrealized loss
on interest rate swap settlements	1,112,069	—	—
Distributions to preferred stockholders	2,643,459	1,093,820	1,118,014
Total leverage costs	$8,058,653	$3,962,316	$4,018,723
Average outstanding leverage (in millions)	$438.9	$260.6	$259.0

2009 2nd Quarter Report	3

Management’s Discussion (Unaudited) (Continued)

The decrease in total leverage costs from 2nd quarter 2008 to 2nd quarter 2009 reflects the reduction in average outstanding leverage of approximately $180 million during the period. The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 6.16 percent for the 2nd quarter 2009 as compared to 6.17 percent for the 1st quarter 2009, and 7.30 percent for 2nd quarter 2008.

Our effective cost of fixed-rate leverage as of May 31, 2009 was 6.40 percent including the $170 million aggregate Series A and E Notes (rates fixed into 2012 and 2015, respectively), $70 million notional amount of outstanding auction rate preferred shares (rates fixed through August 2010), and agent fees. This rate does not include balances on our bank line of credit which accrues interest at a variable rate equal to one-month LIBOR plus 2.00 percent. At May 31, 2009, approximately 97 percent of our leverage was at a fixed rate. Our all-in financing rate may vary in future periods as Notes are redeemed or mature, or extended auction rate leverage is reset or refinanced. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 2nd quarter 2009, our DCF was approximately $13.1 million, an increase of 27 percent as compared to 2nd quarter 2008 and a decrease of 2 percent as compared to 1st quarter 2009. The increase from 2nd quarter 2008 is the net result of lower total distributions received from investments which were more than offset by reduced expenses, primarily advisory fees and leverage costs. The decrease from 1st quarter 2009 reflects an increase in distributions received from investments offset by an increase in asset-based advisory fees. We paid a distribution of $12.7 million, or 96.3 percent of DCF, during the quarter. On a per share basis, we declared a $0.54 distribution on May 12, 2009. This is a decrease of $0.0175 or 3.1 percent as compared to 2nd quarter 2008 and unchanged from 1st quarter 2009.

Factoring in portfolio sales in fiscal year 2008 to fund leverage reductions and assuming moderate to no increases in projected distribution income from MLPs and our cost of leverage, we currently expect to pay quarterly distributions to our stockholders of not less than $0.54 per share during the remainder of fiscal year 2009. This represents a current estimate and is subject to change based upon actual results and Board approval.

Liquidity and Capital Resources

We had total assets of $840 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 2nd quarter 2009, total assets increased from approximately $719 million to $840 million, an increase of $121 million. This change was primarily the result of an increase in unrealized appreciation of investments of approximately $135 million during the quarter (excluding return of capital on distributions during the quarter) and the use of $13 million in cash to redeem short-term borrowings.

Total leverage outstanding at May 31, 2009 of approximately $247.5 million is comprised of $170 million in senior notes, $70 million in preferred shares and $7.5 million outstanding under the credit facility. Total leverage represented 29.5 percent of total assets at May 31, 2009, slightly below our target ratio of 33 percent and a decrease of 6.7 percent as compared to February 28, 2009. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through June 20, 2010. Terms of the amendment provide for an unsecured facility of $70 million. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent with a fee of 0.25 percent on any unused balance.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares after payment of the distribution, and we may not pay distributions on our preferred shares if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes and preferred shares, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes or preferred shares if such failure is not waived or cured. In some cases we may be delayed in paying common stock or preferred share distributions until such coverage ratios can be met.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares. Deferred tax assets are a component of total assets in calculation of these ratios. Our coverage ratios are currently updated each week and available on our web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate result is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2008 were comprised of 100 percent return of capital. We currently expect that a substantial portion of our 2009 distributions will consist of return of capital, although the ultimate determination will not be made until January 2010, after determining our earnings and profits.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2009, our investments at value are $836 million, with an adjusted cost of $648 million. The $188 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities reflects either a deferred tax liability or deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments and net operating losses. At May 31, 2009, the balance sheet reflects a deferred tax liability of approximately $59 million or $2.53 per share. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4	Tortoise Energy Infrastructure Corp.

Schedule of Investments May 31, 2009
(Unaudited)
	Shares	Fair Value

Master Limited Partnerships and
Related Companies — 163.5%(1)

Crude/Refined Products Pipelines — 79.8%(1)
United States — 79.8%(1)
Buckeye Partners, L.P.	506,000	$21,752,940
Enbridge Energy Partners, L.P.	713,745	28,799,611
Enbridge Energy Partners, L.P.(2)(3)	1,142,777	45,939,644
Holly Energy Partners, L.P.	484,600	14,586,460
Kinder Morgan Management, LLC(3)	1,484,285	66,629,554
Magellan Midstream Partners, L.P.	1,763,298	61,627,265
NuStar Energy L.P.	723,600	39,096,108
Plains All American Pipeline, L.P.	1,269,000	56,191,320
SemGroup Energy Partners, L.P.	342,162	2,137,486
Sunoco Logistics Partners L.P.	848,733	44,490,584
TEPPCO Partners, L.P.	870,997	25,981,841
		407,232,813
Natural Gas/Natural Gas Liquids Pipelines — 55.0%(1)
United States — 55.0%(1)
Boardwalk Pipeline Partners, LP	1,024,300	21,141,552
El Paso Pipeline Partners, L.P.	1,352,700	25,971,840
Energy Transfer Equity, L.P.	554,110	14,562,011
Energy Transfer Partners, L.P.	1,539,995	65,157,188
Enterprise Products Partners L.P.	2,761,009	71,786,234
ONEOK Partners, L.P.	236,086	11,424,202
Spectra Energy Partners, LP	492,900	10,454,409
TC PipeLines, LP	1,271,206	44,098,136
Williams Pipeline Partners L.P.	836,875	16,193,531
		280,789,103
Natural Gas Gathering/Processing — 17.3%(1)
United States — 17.3%(1)
Copano Energy, L.L.C.	999,100	15,795,771
Copano Energy, L.L.C.(2)(4)	285,740	4,046,078
Crosstex Energy, L.P.	137,600	430,689
DCP Midstream Partners, LP	797,100	15,336,204
Duncan Energy Partners L.P.	49,026	943,750
Exterran Partners, L.P.	204,585	2,772,127
MarkWest Energy Partners, L.P.	1,508,500	27,137,915
Targa Resources Partners LP	1,323,150	17,399,423
Western Gas Partners LP	205,075	3,108,937
Williams Partners L.P.	76,600	1,418,632
		88,389,526
Propane Distribution — 9.3%(1)
United States — 9.3%(1)
Inergy, L.P.	1,846,374	46,897,900
Inergy Holdings, L.P.	20,283	780,895
		47,678,795
Shipping — 2.1%(1)
Republic of the Marshall Islands — 0.6%(1)
Teekay LNG Partners L.P.	156,200	2,999,040
United States — 1.5%(1)
K-Sea Transportation Partners L.P.	394,100	7,625,835
		10,624,875
Total Master Limited Partnerships and
Related Companies (Cost $647,007,976)		834,715,112
Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
First American Government Obligations
Fund — Class Y, 0.01%(5) (Cost $1,101,197)	1,101,197	1,101,197
Total Investments — 163.7%(1)
(Cost $648,109,173)		835,816,309
Liabilities in Excess of Cash and Other Assets — (16.7%)(1)		(85,281,134)
Long-Term Debt Obligations — (33.3%)(1)		(170,000,000)
Preferred Shares at Redemption Value — (13.7%)(1)		(70,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$510,535,175

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $49,985,722, which represents 9.8% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	Non-income producing.
(5)	Rate indicated is the current yield as of May 31, 2009.

See accompanying Notes to Financial Statements.

2009 2nd Quarter Report	5

Statement of Assets & Liabilities May 31, 2009
(Unaudited)

Assets
Investments at fair value (cost $648,109,173)	$835,816,309
Receivable for investments sold	2,670,430
Dividend receivable	112
Prepaid expenses and other assets	1,760,066
Total assets	840,246,917
Liabilities
Payable to Adviser	1,219,636
Payable for investments purchased	1,516,209
Distribution payable to common stockholders	12,659,107
Accrued expenses and other liabilities	7,414,057
Deferred tax liability	59,402,733
Short-term borrowings	7,500,000
Long-term debt obligations	170,000,000
Total liabilities	259,711,742
Preferred Stock
$25,000 liquidation value per share applicable to
2,800 outstanding shares (15,000 shares authorized)	70,000,000
Net assets applicable to common stockholders	$510,535,175
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 23,442,791 shares issued
and outstanding (100,000,000 shares authorized)	$23,443
Additional paid-in capital	409,337,737
Accumulated net investment loss, net of income taxes	(33,834,857)
Undistributed realized gain, net of income taxes	19,955,696
Net unrealized appreciation of investments, net of income taxes	115,053,156
Net assets applicable to common stockholders	$510,535,175
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$21.78

Statement of Operations Period from December 1, 2008 through May 31, 2009
(Unaudited)

Investment Income
Distributions from master limited partnerships	$32,769,459
Less return of capital on distributions	(23,678,568)
Net distributions from master limited partnerships	9,090,891
Dividends from money market mutual funds	8,706
Total Investment Income	9,099,597
Operating Expenses
Advisory fees	3,348,382
Professional fees	186,581
Administrator fees	148,739
Directors’ fees	67,615
Reports to stockholders	61,008
Fund accounting fees	36,178
Registration fees	32,811
Custodian fees and expenses	30,591
Stock transfer agent fees	5,233
Other expenses	46,628
Total Operating Expenses	3,963,766
Interest expense	5,660,787
Premium and fees on redemption of long-term debt obligations	880,000
Amortization of debt issuance costs	173,225
Agent fees	108,418
Total Interest, Redemption, Debt Issuance and Agent Fees	6,822,430
Total Expenses	10,786,196
Less expense reimbursement by Adviser	(166,090)
Net Expenses	10,620,106
Net Investment Loss, before Income Taxes	(1,520,509)
Current tax benefit	1,195,740
Deferred tax expense	(281,705)
Income tax benefit, net	914,035
Net Investment Loss	(606,474)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(13,403,939)
Current tax expense	(1,417,833)
Deferred tax benefit	6,593,873
Income tax benefit, net	5,176,040
Net realized loss on investments	(8,227,899)
Net unrealized appreciation of investments, before income taxes	227,871,925
Current tax expense	(5,391,829)
Deferred tax expense	(82,602,761)
Income tax expense	(87,994,590)
Net unrealized appreciation of investments	139,877,335
Net Realized and Unrealized Gain on Investments	131,649,436
Distributions to Preferred Stockholders	(2,211,834)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$128,831,128

See accompanying Notes to Financial Statements.

6	Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2008
	through	Year Ended
	May 31, 2009	November 30, 2008
	(Unaudited)
Operations
Net investment loss	$(606,474)	$(10,886,735)
Net realized loss on investments and interest rate swaps	(8,227,899)	(7,847,392)
Net unrealized appreciation (depreciation) of investments and interest rate swap contracts	139,877,335	(272,520,024)
Distributions to preferred stockholders	(2,211,834)	(8,341,046)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	128,831,128	(299,595,197)
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(25,318,214)	(48,536,120)
Total distributions to common stockholders	(25,318,214)	(48,536,120)
Capital Stock Transactions
Proceeds from shelf offerings of 4,527,450 common shares	—	138,775,832
Underwriting discounts and offering expenses associated with the issuance of common stock	(9,059)	(5,468,353)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	—	(40,250)
Issuance of 154,900 common shares from reinvestment of distributions to stockholders	—	4,648,241
Net increase (decrease) in net assets, applicable to common stockholders, from capital stock transactions	(9,059)	137,915,470
Cumulative effect of adopting Financial Accounting Standards Board Interpretation No. 48 (Note 5)	—	(1,165,009)
Total increase (decrease) in net assets applicable to common stockholders	103,503,855	(211,380,856)
Net Assets
Beginning of period	407,031,320	618,412,176
End of period	$510,535,175	$407,031,320
Accumulated net investment loss, net of income taxes, at the end of period	$(33,834,857)	$(33,228,383)

See accompanying Notes to Financial Statements.

2009 2nd Quarter Report	7

Statement of Cash Flows Period from December 1, 2008 through May 31, 2009
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master
limited partnerships	$32,769,459
Dividend income received	15,396
Purchases of long-term investments	(50,052,702)
Proceeds from sales of long-term investments	55,897,153
Proceeds from sales of short-term investments, net	494,733
Interest expense paid	(6,066,690)
Premium and fees on redemption of long-term
debt obligations	(480,000)
Income taxes paid	(163,469)
Operating expenses paid	(3,733,070)
Net cash provided by operating activities	28,680,810
Cash Flows From Financing Activities
Advances from revolving line of credit	22,500,000
Repayments on revolving line of credit	(15,000,000)
Redemption of long-term debt obligations	(20,000,000)
Common and preferred stock issuance costs	(24,228)
Distributions paid to common stockholders	(14,339,700)
Distributions paid to preferred stockholders	(2,211,834)
Net cash used in financing activities	(29,075,762)
Net change in cash	(394,952)
Cash — beginning of period	394,952
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$128,831,128
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(51,568,911)
Return of capital on distributions received	23,678,568
Proceeds from sales of long-term investments	57,453,887
Proceeds from sales of short-term investments, net	494,733
Deferred tax expense	76,290,593
Net unrealized appreciation of investments	(227,871,925)
Net realized loss on investments	13,403,939
Amortization of debt issuance costs	173,225
Distributions to preferred stockholders	2,211,834
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	6,690
Increase in prepaid expenses and other assets	(41,383)
Increase in receivable for investments sold	(1,556,734)
Increase in payable for investments purchased	1,516,209
Decrease in current tax liability	(696,279)
Increase in payable to Adviser, net of expense reimbursement	162,327
Increase in accrued expenses and other liabilities	6,192,909
Total adjustments	(100,150,318)
Net cash provided by operating activities	$28,680,810

See accompanying Notes to Financial Statements.

8	Tortoise Energy Infrastructure Corp.

FINANCIAL HIGHLIGHTS
	Period from					Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	Year Ended	February 27, 2004(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	May 31, 2009	2008	2007	2006	2005	November 30, 2004
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$17.36	$32.96	$31.82	$27.12	$26.53	$—
Public offering price	—	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	—	(0.01)	(0.08)	(0.14)	(0.02)	(1.23)
Premiums less underwriting discounts and offering costs on offerings(4)	—	0.09	0.08	—	—	—
Income (loss) from Investment Operations:
Net investment loss(5)(6)	(0.03)	(0.29)	(0.61)	(0.32)	(0.16)	(0.03)
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(5)(6)	5.62	(12.76)	4.33	7.41	2.67	3.77
Total increase (decrease) from investment operations	5.59	(13.05)	3.72	7.09	2.51	3.74
Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	—	—	—
Return of capital	(0.09)	(0.40)	(0.39)	(0.23)	(0.11)	(0.01)
Total distributions to preferred stockholders	(0.09)	(0.40)	(0.39)	(0.23)	(0.11)	(0.01)
Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	—	—
Return of capital	(1.08)	(2.23)	(2.19)	(2.02)	(1.79)	(0.97)
Total distributions to common stockholders	(1.08)	(2.23)	(2.19)	(2.02)	(1.79)	(0.97)
Net Asset Value, end of period	$21.78	$17.36	$32.96	$31.82	$27.12	$26.53
Per common share market value, end of period	$25.28	$17.11	$32.46	$36.13	$28.72	$27.06
Total Investment Return Based on Market Value(7)	55.14%	(42.47)%	(4.43)%	34.50%	13.06%	12.51%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$510,535	$407,031	$618,412	$532,433	$404,274	$336,553
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets before waiver(8)(9)(10)	42.20%	(26.73)%	11.19%	20.03%	9.10%	15.20%
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets after waiver(8)(9)(10)	42.12%	(26.92)%	11.00%	19.81%	8.73%	14.92%
Ratio of expenses (excluding current and deferred income tax (benefit) expense)
to average net assets before waiver(8)(9)(11)	4.91%	5.51%	4.75%	3.97%	3.15%	2.01%
Ratio of expenses (excluding current and deferred income tax (benefit) expense)
to average net assets after waiver(8)(9)(11)	4.83%	5.32%	4.56%	3.75%	2.78%	1.73%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average
net assets before waiver(8)(9)(11)	4.91%	5.51%	4.75%	3.97%	3.15%	1.90%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average
net assets after waiver(8)(9)(11)	4.83%	5.32%	4.56%	3.75%	2.78%	1.62%
Ratio of net investment loss to average net assets before waiver(8)(9)(11)	(0.77)%	(3.05)%	(3.24)%	(2.24)%	(1.42)%	(0.45)%
Ratio of net investment loss to average net assets after waiver(8)(9)(11)	(0.69)%	(2.86)%	(3.05)%	(2.02)%	(1.05)%	(0.17)%

See accompanying Notes to Financial Statements.

2009 2nd Quarter Report       9

FINANCIAL HIGHLIGHTS (Continued)
	Period from					Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	Year Ended	February 27, 2004(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	May 31, 2009	2008	2007	2006	2005	November 30, 2004
	(Unaudited)
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), before waiver(8)(9)(10)	(38.06)%	29.19%	(9.68)%	(18.31)%	(7.37)%	(13.37)%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), after waiver(8)(9)(10)	(37.98)%	29.38%	(9.49)%	(18.09)%	(7.00)%	(13.65)%
Portfolio turnover rate(8)	14.44%	5.81%	9.30%	2.18%	4.92%	1.83%
Short-term borrowings, end of period (000’s)	$7,500	—	$38,050	$32,450	—	—
Long-term debt obligations, end of period (000’s)	$170,000	$210,000	$235,000	$165,000	$165,000	$110,000
Preferred stock, end of period (000’s)	$70,000	$70,000	$185,000	$70,000	$70,000	$35,000
Per common share amount of long-term debt obligations outstanding,
at end of period	$7.25	$8.96	$12.53	$9.86	$11.07	$8.67
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$29.03	$26.32	$45.49	$41.68	$38.19	$35.21
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(12)(13)	$4,271	$3,509	$3,942	$4,051	$3,874	$4,378
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)(13)	427%	351%	394%	405%	387%	438%
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$207,334	$170,225	$108,569	$215,155	$169,383	$265,395
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)(15)	$76,569	$64,099	$58,752	$74,769	$68,008	$83,026
Asset coverage ratio of preferred stock(13)(15)	306%	256%	235%	299%	272%	332%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008. Represents the effect of the issuance of preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006. Represents the effect of the issuance of preferred stock for the year ended November 30, 2005. Represents $(1.17) and $(0.06) for the issuance of common and preferred stock, respectively, for the period from February 27, 2004 through November 30, 2004.
(4)	Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007. The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.
(5)	The per common share data for the periods ended November 30, 2008, 2007, 2006, 2005 and 2004 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting FIN 48, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share. See Note 5 to the financial statements for further disclosure.
(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(10)	For the period from December 1, 2008 through May 31, 2009, the Company accrued $532,810 for current tax benefit and $82,437,325 for deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for current tax expense and $185,024,497 for deferred income tax benefit. The Company accrued $42,516,321, $71,661,802, $24,659,420 and $30,330,018 for the years ended November 30, 2007, 2006, 2005 and 2004, respectively, for current and deferred income tax expense.
(11)	The ratio excludes the impact of current and deferred income taxes.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(13)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.
(14)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(15)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) May 31, 2009

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the bid and ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company determines fair value in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. See Note 6 — Fair Value of Financial Instruments for further disclosure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2007 through November 30, 2008, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent of total distributions as investment income and approximately 87 percent as return of capital.

Subsequent to November 30, 2008, the Company reallocated the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs. This reallocation amounted to an increase in pre-tax net investment income of approximately $4,674,000 or $0.200 per share ($2,867,000 or $0.122 per share, net of deferred tax expense); a decrease in unrealized appreciation of investments of approximately $4,961,000 or $0.212 per share ($3,043,000 or $0.130 per share, net of deferred tax benefit) and an increase in realized gains of approximately $287,000 or $0.012 per share ($176,000 or $0.008 per share, net of deferred tax expense) for the period from December 1, 2008 through May 31, 2009.

Subsequent to the period ended February 28, 2009, the Company reallocated the amount of investment income and return of capital reported in the current fiscal year based on its revised 2009 estimates. This reallocation amounted to a decrease in pre-tax net investment income of approximately $134,000 or $0.006 per share ($82,000 or $0.003 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $1,301,000 or $0.056 per share ($798,000 or $0.034 per share, net of deferred tax expense) and a decrease in realized gains of approximately $1,168,000 or $0.050 per share ($716,000 or $0.031 per share, net of deferred tax benefit).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2008 and the period ended May 31, 2009, the Company’s distributions to common stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2008, the Company’s distributions to common stockholders for tax purposes were comprised of 100 percent return of capital.

2009 2nd Quarter Report       11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of the month if the rate period is longer than one month. For the year ended November 30, 2008 and the period ended May 31, 2009, the Company’s distributions to preferred stockholders for book purposes were comprised of 100 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34.5 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding. Offering costs of $9,059 related to the issuance of common stock in September 2008 were recorded to additional paid-in capital during the period ended May 31, 2009.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period and amounts accrued under the derivative instruments included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements

On April 9, 2009, the FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP 157-4 is not expected to have a significant impact on the Company’s financial statements.

On April 9, 2009, the FASB issued FASB Staff Position (FSP) No. FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments, which amends FASB Statement No. 107, Disclosures about Fair Value of Financial Instruments (“FSP 107-1”), to require disclosures about fair value of financial instruments for interim financial statements of publicly traded companies as well as in annual financial statements. FSP 107-1 also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP 107-1 is effective for interim reporting periods ending after June 15, 2009. The adoption of FSP 107-1 is not expected to have a significant impact on the Company’s financial statements.

3. Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. For the period from March 1, 2006 through February 28, 2009, the Adviser

12       Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

waived fees in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2009, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$23,936,851
Capital loss carryforwards	17,500,456
Deferred expense associated with interest rate swap terminations	1,709,958
Accrued expenses	2,120,623
Alternative minimum tax credit carryforward	67,228
45,335,116
Deferred tax liabilities:
Basis reduction of investment in MLPs	35,664,062
Net unrealized gains on investment securities	69,073,787
104,737,849
Total net deferred tax liability	$59,402,733

At May 31, 2009, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets based on the Company’s estimates of the timing of the reversal of deferred tax liabilities. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. No interest or penalties were accrued at May 31, 2009. The tax years ending November 30, 2005 and later remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34.5 percent to net investment loss and realized loss and unrealized gains for the period ended May 31, 2009, as follows:

Application of statutory income tax rate	$73,466,880
State income taxes, net of federal tax benefit	8,837,320
Foreign taxes, net of federal tax benefit	(326,879)
Change in state income taxes, including reserve for
unrecognized tax benefits for state income taxes	(72,806)
Total income tax expense	$81,904,515

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its overall federal and state income tax rate, increasing it from 36.77 percent to 38.65 percent, primarily due to the reserve for unrecognized tax benefits.

For the period from December 1, 2008 to May 31, 2009, the components of income tax expense include current foreign tax benefit (for which the federal tax effect is reflected in deferred tax expense) of $532,810, current federal and state income tax expense (net of federal tax benefit) of $5,486,734 and $659,998, respectively, and deferred federal and state income tax expense (net of federal tax benefit) of $68,098,977 and $8,191,616, respectively.

As of November 30, 2008, the Company had a net operating loss for federal income tax purposes of approximately $46,840,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $2,883,000, $15,979,000, $22,275,000, $1,067,000 and $4,636,000 in the years ending November 30, 2024, 2025, 2026, 2027 and 2028, respectively. As of November 30, 2008, the Company had a capital loss carryforward of approximately $42,900,000, which may be carried forward 5 years and if not utilized expires in the year ending November 30, 2013. The amount of the deferred tax asset for these items at May 31, 2009 also includes amounts for the period from December 1, 2008 through May 31, 2009. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2008, an alternative minimum tax credit of $67,228 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of May 31, 2009, the aggregate cost of securities for federal income tax purposes was $551,116,891. At May 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $310,315,407, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $25,615,989 and the net unrealized appreciation was $284,699,418.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of May 31, 2009. These assets are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	May 31, 2009	(Level 1)	(Level 2)	(Level 3)
Investments	$835,816,309	$785,830,587	$45,939,644	$4,046,078

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the period ended
May 31, 2009
Fair value beginning balance	$3,924,726
Total unrealized gains included in net increase in net assets applicable
to common stockholders	818,913
Net purchases, issuances and settlements	—
Return of capital adjustments impacting cost basis of security	—
Transfers out of Level 3	(697,561)
Fair value ending balance	$4,046,078

2009 2nd Quarter Report       13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per share and percent of net assets which the securities comprise at May 31, 2009.

					Fair	Fair
					Value	Value as
		Number	Acquisition	Acquisition	Per	Percent of
Investment Security		of Shares	Date	Cost	Share	Net Assets
Copano Energy, L.L.C.	Class D Common Units	285,740	3/14/08	$7,500,675	$14.16	0.8%
Enbridge Energy Partners, L.P.	Class C Common Units	1,142,777	4/02/07	50,000,000	40.20	9.0
				$57,500,675		9.8%

8. Investment Transactions

For the period ended May 31, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $51,568,911 and $57,453,887 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $60,000,000 aggregate principal amount of auction rate senior notes (Series A) and $110,000,000 aggregate principal amount of private senior notes (Series E), (collectively, the “Notes”) outstanding. Holders of the auction rate senior notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period as determined by the auction. In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the Series A Notes, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due or affect the security’s liquidation preference. In the event of a failed auction, interest continues to be paid at the maximum rates and times determined in the indenture. The maximum rate based on the Series A Notes’ current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

On December 3, 2008, the Company partially redeemed its Series E Notes in the amount of $40,000,000. The Company paid a premium and fees upon redemption of $800,000 and $80,000, respectively. The unamortized balance of allocated capital costs was expensed and resulted in a loss on early redemption in the amount of $134,000, which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

Estimated fair value of the Series A and Series E Notes was calculated using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the current rates of the Notes and the AAA corporate finance debt rate. At May 31, 2009, the total spread was applied to the equivalent U.S. Treasury rate for each series and future cash flows were discounted to determine estimated fair value. The following table shows the maturity date, notional/ carrying amount, estimated fair value, current rate as of May 31, 2009, the weighted-average rate for the period ended May 31, 2009 and the typical rate period for each series of Notes outstanding at May 31, 2009. The Company may designate a rate period that is different than the rate period indicated in the following table.

		Notional/				Weighted-
	Maturity	Carrying	Estimated	Current		Average
Series	Date	Amount	Fair Value	Rate		Rate	Rate Period
Series A	July 15, 2044	$60,000,000	$62,326,467	6.75%	(1)	6.75%	28 days(1)
Series E	April 10, 2015	110,000,000	108,843,840	6.11%		6.11%	Fixed
		$170,000,000	$171,170,307

(1) Special rate period effective September 5, 2007 through September 4, 2012.

The rates shown in the table above for Series A do not include commissions paid to the auction agent which are included in agent fees in the accompanying Statement of Operations. At the time the special rate period commenced, the Company paid commissions for Series A Notes in the amount of $240,000, which are being amortized over the special rate period. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Series A Notes’ prospectus. The Notes are not listed on any exchange or automated quotation system.

10. Preferred Stock

The Company has 15,000 authorized shares of preferred stock, of which 2,800 shares are currently outstanding. The preferred stock has rights determined by the Board of Directors. The holders of preferred stock have voting rights equal to the holders of common stock (one vote per preferred share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

The preferred stock has a liquidation value of $25,000 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the preferred stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period as determined by the auction. In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the preferred stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on preferred stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

The preferred stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with

14       Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

respect to the outstanding preferred stock would be less than 200 percent. The preferred stock is also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its preferred stock.

Estimated fair value of Auction Preferred I and Auction Preferred II Stock was calculated using the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the current rates and the AA corporate finance debt rate. At May 31, 2009, the total spread was applied to the equivalent U.S. Treasury rate for each series and future cash flows were discounted to determine estimated fair value. The table below shows the number of shares outstanding, aggregate liquidation preference, estimated fair value, current rate as of May 31, 2009, the weighted-average rate for the period ended May 31, 2009 and the typical rate period for each series of preferred stock outstanding at May 31, 2009. The Company may designate a rate period that is different than the rate period indicated in the table below.

		Aggregate			Weighted-
	Shares	Liquidation	Estimated	Current	Average
Series	Outstanding	Preference	Fair Value	Rate	Rate	Rate Period
Auction Preferred I Stock	1,400	$35,000,000	$35,408,521	6.25%(1)	6.25%	28 days(1)
Auction Preferred II Stock	1,400	35,000,000	35,411,464	6.25%(2)	6.25%	28 days(2)
	2,800	$70,000,000	$70,819,985

(1)	Special rate period effective September 13, 2007 through September 12, 2010.
(2)	Special rate period effective September 9, 2007 through September 8, 2010.

The rates shown in the table above do not include commissions paid to the auction agent, which are included in agent fees in the accompanying Statement of Operations. At the time the special rate periods commenced, the Company paid commissions for Auction Preferred I Stock and Auction Preferred II Stock in the amount of $175,000 and $178,500, respectively, which are being amortized over the rate periods.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 23,442,791 shares outstanding at May 31, 2009 and November 30, 2008.

12. Credit Facility

On March 20, 2008, the Company entered into an agreement establishing an unsecured credit facility maturing on March 20, 2009. The credit agreement provided for a revolving credit facility of up to $92,500,000 that could be increased to $160,000,000 if certain conditions were met. Under the terms of the credit facility, U.S. Bank, N.A. served as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally accrued interest at a variable annual rate equal to one-month LIBOR plus 0.75 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.15 percent.

On March 20, 2009, the Company entered into an extension of its credit facility through June 20, 2009. The terms of the extension provide for an unsecured revolving credit facility of up to $40,000,000. During the extension, outstanding balances accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.25 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2009 was approximately $19,600,000 and 1.78 percent, respectively. At May 31, 2009, the principal balance outstanding was $7,500,000 at an interest rate of 2.32 percent.

13. Subsequent Events

On June 1, 2009, the Company paid a distribution in the amount of $0.54 per common share, for a total of $12,659,107. Of this total, the dividend reinvestment amounted to $1,644,313.

On June 19, 2009, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2010. The terms of the amendment provide for an unsecured revolving credit facility of $70,000,000. During the extension, outstanding balances will accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.25 percent.

2009 2nd Quarter Report       15

ADDITIONAL INFORMATION (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 22, 2009. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1. To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No. of Shares
Charles E. Heath
Affirmative	20,552,681
Withheld	305,522
TOTAL	20,858,203

No. of Shares
Terry C. Matlack*
Affirmative	1,647
Withheld	1
TOTAL	1,648

* Only preferred stockholders are entitled to vote on this director.

H. Kevin Birzer and John R. Graham continued as directors and their terms expire on the date of the 2010 annual meeting of stockholders, and Conrad S. Ciccotello continued as a director and his term expires on the date of the 2011 annual meeting of stockholders.

2. To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (92 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	50
Against	7
Abstain	4
Broker Non-votes	0
TOTAL	61

Vote of Stockholders	No. of Shares
Affirmative	6,044,945
Against	1,515,154
Abstain	199,763
Broker Non-votes	13,098,341
TOTAL	20,858,203

3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2009.

No. of Shares
Affirmative	20,718,428
Against	89,728
Abstain	50,047
TOTAL	20,858,203

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2009, the aggregate compensation paid by the Company to the independent directors was $67,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange in 2009 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 6/30/09
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$834
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$485
	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$91
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$101
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 5/31/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TYG
LISTED
NYSE

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
12/1/08-12/31/08
Month #2	0	0	0	0
1/1/09-1/31/09
Month #3	0	0	0	0
2/1/09-2/28/09
Month #4	0	0	0	0
3/1/09-3/31/09
Month #5	0	0	0	0
4/1/09-4/30/09
Month #6	0	0	0	0
5/1/09-5/31/09
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date: July 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date: July 16, 2009

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date: July 16, 2009